THE GCG TRUST

                        SUPPLEMENT DATED OCTOBER 3, 2001
                        TO PROSPECTUS DATED MAY 1, 2001



                           _________________________

         THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED MAY 1, 2001.

The following information supplements the second paragraph of the section titled "More on the Portfolio Manager" for the Growth and Income Series, Special Situations Series and Growth Series (collectively, the "Series") in the prospectus.

On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus Capital Corporation ("Janus Capital"), exercised certain rights under a stock purchase agreement with Stilwell Financial Inc. ("Stilwell") to sell his remaining stake in Janus Capital to Stilwell (the "Transaction"). Stilwell, a publicly traded holding company with principal operations in the financial asset management business, currently owns in excess of 90% of the outstanding shares of Janus Capital. Mr. Bailey and other Janus Capital employees own the remaining shares. Mr. Baily intends to retain his positions as a director and Chief Executive Officer of Janus Capital.

Under the terms of the stock purchase agreement, Mr. Bailey has certain contractual management rights with respect to Janus Capital. These rights will terminate subsequent to the close of the Transaction. Following the termination of Mr. Bailey's contractual management rights, the Portfolio Management Agreement between The GCG Trust, Directed Services, Inc. and Janus Capital may be deemed to be assigned and therefore would terminate. Accordingly, the Board of Trustees will be asked to approve a new Portfolio Management Agreement with Janus Capital (the "New Agreement"), which will be the same in all material respects as the current portfolio management agreement. The New Agreement is to become effective upon the termination of Mr. Bailey's contractual management rights. The Board of Trustees will seek shareholder approval of the New Agreement through a proxy solicitation that is presently scheduled to conclude in January 2002.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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